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                          ____________________________________

                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC 20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event reported):
                                    November 24, 1997

                  EquiVantage Acceptance Corp. on behalf of EquiVantage
                              Home Equity Loan Trust 1997-4
                  ------------------------------------------------------
                  (Exact Name of Registrant as Specified in its Charter)

            Delaware                    333-22343           76-0448074
            --------                    ---------           ----------
     (State of Incorporation)         (Commission       (I.R.S. Employer
                                      File Number)      Identification No.)

        13111 Northwest Freeway, Suite 301, Houston, Texas        77040
        ----------------------------------------------------------------
        (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code: (713) 895-1957

                                    No Change
                   --------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

                          ____________________________________



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     Item 5.  Other Events.(1)

     Attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report are (i) Preliminary Structural Term Sheets, Preliminary Collateral Term Sheets and Preliminary Computational Materials (collectively, the "Preliminary Computational Materials") and (ii) Final Structural Term Sheets, Final Collateral Term Sheets and Final Computational Materials (collectively, the "Final Computational Materials" and, together with the Preliminary Computational Materials, the "Computational Materials") furnished to the Registrant by Prudential Securities Incorporated, as representative of the underwriters (together, the "Underwriters"), in respect of the EquiVantage Home Equity Loan Trust 1997-4 Home Equity Loan Asset-Backed Certificates, Series 1997-4, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus, to be dated on or about November 25, 1997, as supplemented by a Prospectus Supplement, to be dated on or about November 25, 1997 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), both to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (File No. 333-22343) (the "Registration Statement").

     The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

     Item 7. Financial Statements: Pro Forma Financial Information and
             Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

              99.1  Preliminary Computational Materials
              99.2  Final Computational Materials

______________________

(1) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

                                       2


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQUIVANTAGE ACCEPTANCE CORP.

                                   By:  /s/ Elizabeth Folk
                                        --------------------------------
                                        Elizabeth Folk
                                        Senior Vice President

Date: November 25, 1997


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                               EXHIBIT INDEX
                               -------------

     Exhibit
     -------

      99.1     Preliminary Computational Materials of the Underwriters
      99.2     Final Computational Materials of the Underwriters